UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event): June 16, 2021
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 16, 2021, Cadent Energy Partners II, L.P. (“Cadent”) notified Cactus, Inc. (the “Company,” “we,” “us” and “our”) of its intention to transfer (the “Cadent Transfers”) (i) 829,825 units representing limited liability company interests (“CW Units”) in Cactus Wellhead, LLC, a Delaware limited liability company (“OpCo”), together with the same number of shares of our Class B common stock, par value $0.01 per share (“Class B Common Stock”) to Cadent Energy Partners II GP, L.P. (the “Cadent General Partner”) and (ii) 114,268 CW Units, together with the same number of shares of Class B Common Stock, to Cadent Management Services, LLC (together with Cadent General Partner, the “Cadent Transferees”). Furthermore, following the effectiveness of the Cadent Transfers, Cadent desires to redeem 3,292,123 CW Units, together with an equal number of shares of Class B Common Stock, in exchange for an equal number of shares of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and to distribute such shares of Class A Common Stock to its limited partners pro ratably in accordance with its organizational documents (together, the “Cadent Redemption”). As a result of the Cadent Redemption, we will cancel 3,292,123 shares of Class B Common Stock, and we will issue 3,292,123 shares of Class A Common Stock directly to Cadent’s limited partners.

Cadent and its affiliates currently own 4,236,216 shares of our Class B Common Stock and 15,260 shares of our Class A Common Stock, together representing a 5.6% voting interest in us. Following the Cadent Transfer and the Cadent Redemption, Cadent and its affiliates will own 15,260 shares of our Class A Common Stock and 944,093 shares of our Class B Common Stock, together representing a 1.3% voting interest in us.

We will not receive any proceeds from the Cadent Transfer or the Cadent Redemption, and there will be no change in the combined number of voting shares of the Company issued and outstanding. We expect that the Cadent Transfer will be completed on or about June 17, 2021 and the Cadent Redemption will be completed shortly thereafter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

June 16, 2021	By:	/s/ David Isaac
Date	Name:	David Isaac
	Title:	General Counsel, Vice President of Administration and Secretary

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